Investor Contact: John Hatsopoulos American DG Energy Inc. 781.622.1120 john.hatsopoulos@americandg.com Media Contact: Bonnie Brown American DG Energy Inc. 781.522.6020 bonnie.brown@americandg.com American DG Energy Reports Third Quarter 2015 Financial Performance North American operations improves Non-GAAP EBITDA cash outflows to $51,018 WALTHAM, Mass. - November 11, 2015 - American DG Energy Inc. (NYSE MKT: ADGE), On-Site Utility™, offering clean electricity, heat, hot water and cooling solutions to hospitality, healthcare, housing and fitness facilities, reported total revenues of $1,956,544 in the third quarter of 2015, compared to $1,886,693 for the same period in 2014. Loss per share (EPS) was $(0.02) in the third quarter of 2015, compared with a loss per share of $(0.02) for the same period in 2014. Reflecting the Company's ongoing efforts to optimize its On-Site Utility production, gross margin without depreciation improved in the third quarter of 2015 to 37.5% from 35.3% in the same period a year ago. Major Highlights: Financials • Consolidated revenues increased by 3.7% for the third quarter of 2015 as compared to the third quarter of 2014. • As a result of our efforts to improve operations and efficiencies, general and administrative expenses have decreased to $558,821 for the third quarter of 2015 versus $780,744 for the same period in 2014, a 28.4% improvement. Overall operating expenses improved 8.3% with a reduction of $102,481. • Gross margin without depreciation improved by 2.3%, hitting 38.6% for the third quarter of 2015 versus 36.3% for the same period in 2014. • Consolidated EBITDA cash outflows improved by $21,277, reaching $397,186 in the third quarter of 2015, versus outflows of $418,463 in the third quarter of 2014. • As a result of our focused efforts to improve fleet operations, parent company American DG Energy's business in North America had Non-GAAP EBITDA cash outflows for the three months ended September 30, 2015 of $51,018 versus outflows of $168,152 in the third quarter of 2014, an improvement of over $117,134. See reconciliation of Non-GAAP EBITDA below. Operations • Management appointed Bonnie Brown as Chief Financial Officer and Robert Panora as Acting Director of Operations. • Certain of the Company’s directors and members of management have adopted SEC Rule 10b5-1 plans to purchase ADGE stock in the open market; the plans are active and ongoing. • As of September 30, 2015 we operated 120 energy systems and our current backlog consists of 19 energy systems.

• Third quarter revenue was attributable to the following core markets: Hospitality 24 % Fitness 22 % Housing 15 % Health Care 9 % Education 24 % Other 6 % TOTAL 100% • The total number of systems now under contract is 139, totaling 9,988kW and 4,855 tons of cooling • In total, as of September 30, 2015, we operated 121 systems totaling 8,323kW of installed capacity with a total contract value of $261.1 million. American DG Energy will hold its earnings conference call today, November 11, 2015 at 11:00 a.m. Eastern Time. To listen, call (866) 364-3819 within the U.S., (855) 669-9657 from Canada, or (412) 902-4209 from other international locations. Participants should reference American DG Energy to access the call. Please begin dialing at least 10 minutes before the scheduled starting time. The earnings press release will be available on the Company web site at www.americandg.com in the “Investors” section under "News Releases.” The earnings conference call will be recorded and available for playback one hour after the end of the call through Thursday November 19, 2015. To listen to the playback, call (877) 344-7529 within the U.S. (855) 669-9658 from Canada, or +1 (412)317-0088 from other international locations and reference Replay Access Code 10075343. Following the call, the webcast will be archived for 30 days. About American DG Energy American DG Energy supplies low-cost energy to its customers through distributed power generating systems. We are committed to providing institutional, commercial and small industrial facilities with clean, reliable power, cooling, heat and hot water at lower costs than charged by local utilities - without any capital or start-up costs to the energy user - through our On-Site Utility energy solutions. American DG Energy is headquartered in Waltham, Massachusetts. Learn more about how American DG Energy reduces energy costs at www.americandg.com or follow us on Facebook and Twitter. # # # FORWARD-LOOKING STATEMENTS This press release contains forward-looking statements under the Private Securities Litigation Reform Act of 1995 that involve a number of risks and uncertainties. Important factors could cause actual results to differ materially from those indicated by such forward-looking statements, as disclosed on the Company's website and in Securities and Exchange Commission filings. This press release does not constitute an offer to buy or sell securities by the Company, its subsidiaries or any associated party and is meant purely for informational purposes. The statements in this press release are made as of the date of this press release, even if subsequently made available by the Company on its website or otherwise. The Company does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

AMERICAN DG ENERGY INC. CONDENSED CONSOLIDATED BALANCE SHEETS (Unaudited) September 30, 2015 December 31, 2014 ASSETS Current assets: Cash and cash equivalents $ 6,836,273 $ 11,825,915 Accounts receivable, net 1,028,910 1,140,811 Unbilled revenue 13,652 12,533 Due from related party 53,159 39,682 Inventory finished goods 1,088,097 1,153,927 Prepaid and other current assets 571,441 852,069 Total current assets 9,591,532 15,024,937 Property, plant and equipment, net 26,187,009 24,885,155 Accounts receivable, long-term — 3,600 Other assets, long-term 63,609 92,148 TOTAL ASSETS $ 35,842,150 $ 40,005,840 LIABILITIES AND STOCKHOLDERS' EQUITY Current liabilities: Accounts payable $ 757,666 $ 605,530 Accrued expenses and other current liabilities 508,900 485,570 Due to related party 986,072 630,805 Note payable related party 2,000,000 — Total current liabilities 4,252,638 1,721,905 Long-term liabilities: Convertible debentures 1,600,309 1,645,444 Convertible debentures due related parties 16,729,795 15,864,215 Note payable related party — 3,000,000 Warrant liability 2 6,780 Other long-term liabilities — 2,227 Total liabilities 22,582,744 22,240,571 Commitments and contingencies (Note 8) Stockholders' Equity: American DG Energy Inc. stockholders’ equity: Common stock, $0.001 par value; 100,000,000 shares authorized; 50,684,095 and 52,140,001 issued and outstanding at September 30, 2015 and December 31, 2014, respectively. 50,684 52,140 Additional paid-in capital 49,636,284 49,854,998 Accumulated deficit (38,639,539) (35,232,411) Total American DG Energy Inc. stockholders’ equity 11,047,429 14,674,727 Noncontrolling interest 2,211,977 3,090,542 Total stockholders' equity 13,259,406 17,765,269 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY $ 35,842,150 $ 40,005,840

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited) Three Months Ended September 30, 2015 September 30, 2014 Revenues Energy revenues $ 1,750,682 $ 1,697,723 Turnkey & other revenues 205,862 188,970 1,956,544 1,886,693 Cost of sales Fuel, maintenance and installation 1,202,289 1,201,003 Depreciation expense 521,276 464,296 1,723,565 1,665,299 Gross profit 232,979 221,394 Operating expenses General and administrative 558,821 780,744 Selling 250,792 291,984 Engineering 327,712 167,078 1,137,325 1,239,806 Loss from operations (904,346) (1,018,412) Other income (expense), net Interest and other income 6,641 35,592 Interest expense (320,337) (350,892) Change in fair value of warrant liability 299 110,897 (313,397) (204,403) Loss before benefit (provision) for income taxes (1,217,743) (1,222,815) Benefit (provision) for income taxes (8,797) (22,814) Consolidated net loss (1,226,540) (1,245,629) (Loss) income attributable to noncontrolling interest 207,907 75,977 Net loss attributable to American DG Energy Inc. $ (1,018,633) $ (1,169,652) Net loss per share - basic and diluted $ (0.02) $ (0.02) Weighted average shares outstanding - basic and diluted 50,687,355 51,690,714 Non-GAAP financial disclosure Loss from operations $(904,346) $(1,018,412) Depreciation expense 534,236 469,636 Stock based compensation (27,076) 130,313 Adjusted EBITDA (397,186) (418,463) Grants from rebates and incentives (reduction in basis of property) — — Total cash outflows* $(397,186) $(418,463) * Non-GAAP EBITDA cash outflows for the third quarter of 2015 and 2014 were $51,018 and $168,152, respectively, for American DG Energy in North America and EBITDA outflows of EuroSite were $346,168 and $250,311 respectively.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited) Nine Months Ended September 30, 2015 September 30, 2014 Revenues Energy revenues $ 6,012,139 $ 5,846,521 Turnkey & other revenues 539,272 639,194 6,551,411 6,485,715 Cost of sales Fuel, maintenance and installation 4,297,426 4,394,238 Depreciation expense 1,549,591 1,358,173 5,847,017 5,752,411 Gross profit 704,394 733,304 Operating expenses General and administrative 2,065,250 2,330,702 Selling 899,913 800,458 Engineering 713,159 629,526 3,678,322 3,760,686 Loss from operations (2,973,928) (3,027,382) Other income (expense), net Interest and other income 193,074 57,940 Interest expense (950,443) (1,084,215) Loss on extinguishment of debt — (533,177) Change in fair value of warrant liability 6,778 101,885 (750,591) (1,457,567) Loss before provision for income taxes (3,724,519) (4,484,949) Provision for income taxes (13,965) (32,694) Consolidated net loss (3,738,484) (4,517,643) Loss attributable to noncontrolling interest 331,356 406,483 Net loss attributable to American DG Energy Inc. $ (3,407,128) $ (4,111,160) Net loss per share - basic and diluted $ (0.07) $ (0.08) Weighted average shares outstanding - basic and diluted 50,691,472 50,484,304 Non-GAAP financial disclosure $(2,973,928) $(3,027,382) Loss from operations 1,586,410 1,394,201 Depreciation expense 253,813 $338,790 Stock based compensation $(1,133,705) $(1,294,391) Adjusted EBITDA $668,859 $0 Grants from rebates and incentives (reduction in basis of property) $(464,846) $(1,294,391) Total cash outflows

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited) Nine Months Ended September 30, 2015 September 30, 2014 CASH FLOWS FROM OPERATING ACTIVITIES: Net loss attributable to American DG Energy, Inc. $(3,407,128) $ (4,111,160) Loss attributable to noncontrolling interest (331,356) (406,483) Adjustments to reconcile net loss to net cash (used in) provided by operating activities: Depreciation and amortization 1,586,410 1,394,201 Gain attributable to distribution of nonmonetary assets to noncontrolling interest (157,870) — Loss on extinguishment of debt — 533,177 Amortization of deferred financing costs 40,096 2,567 Amortization of convertible debt premium (72,216) 9,997 Increase (decrease) in fair value of warrant liability (6,778) (101,885) Non-cash interest expense 867,329 624,368 Stock-based compensation 253,813 338,790 Changes in operating assets and liabilities: (Increase) decrease in: Accounts receivable and unbilled revenue 114,382 (231,417) Due from related party (13,378) 283,356 Inventory 65,830 544,159 Prepaid and other current assets 269,071 (326,378) Increase (decrease) in: Accounts payable 152,136 215,103 Accrued expenses and other current liabilities 48,662 348,066 Due to related party 355,267 (34,843) Other long-term liabilities (2,227) (10,206) Net cash used in operating activities (237,957) (902,501) CASH FLOWS FROM INVESTING ACTIVITIES: Purchases of property and equipment (3,312,452) (3,899,360) Partial purchase of noncontrolling interest (100,000) — Net cash used in investing activities (3,412,452) (3,899,360) CASH FLOWS FROM FINANCING ACTIVITIES: Proceeds from issuance of convertible debentures — 1,450,000 Proceeds from sale of common stock, net of costs — 3,242,957 Purchases of common stock, net of costs (152,377) — Payment on related party note payable (1,000,000) 3,000,000 Distributions to noncontrolling interest (186,856) (168,546) Net cash (used in) provided by financing activities (1,339,233) 7,524,411 Net decrease in cash and cash equivalents (4,989,642) 2,722,550 Cash and cash equivalents, beginning of the period 11,825,915 9,804,291 Cash and cash equivalents, end of the period $ 6,836,273 $ 12,526,841 Supplemental disclosures of cash flows information: Cash paid during the period for: Interest $ 90,871 $ 80,000 Income taxes $ 35,838 $ 54,974 Non-cash investing and financing activities: Distribution of nonmonetary assets $ 340,069 —